Exhibit 1.1


                  GENERAL SIGNAL CORPORATION

                        Debt Securities
                        Preferred Stock
                         Common Stock
                           Warrants

                                                      May, 1994

            UNDERWRITING AGREEMENT BASIC PROVISIONS



          General Signal Corporation, a New York corporation (the "Company"), may issue and sell from time to time its debt securities consisting of senior debt securities ("Senior Debt Securities") and subordinated debt securities ("Subordinated Debt Securities" and, together with the Senior Debt Securities, the "Debt Securities"), warrants to purchase its Debt Securi-ties (the "Debt Warrants"), shares of its equity securities consisting of preferred stock, par value $1.00 per share ("Pre-ferred Stock"), and common stock, par value $1.00 per share ("Common Stock" and, together with the Preferred Stock, the "Equity Securities"), and warrants to purchase its Equity Secu-rities (the "Equity Warrants" and, together with the Debt War-rants, the "Securities Warrants"). The Debt Securities, the Equity Securities and the Securities Warrants are collectively referred to herein as the "Securities" and are registered under the registration statement (No. 33-33929) referred to in
Section 2(a) hereof.

          The Debt Securities may be issued in one or more series and may have varying designations, denominations, inter-est rates and payment dates, maturities, redemption provisions and selling prices. The Senior Debt Securities will be issued under an indenture (the "Senior Indenture") between the Company and
         (the "Senior Trustee") and the Subordinated Debt Secu-rities will be issued under an indenture (the "Subordinated Indenture" and, together with the Senior Indenture, the "Inden-
tures") between the Company and              (the "Subordinated
Trustee" and, together with the Senior Trustee, the "Trust-ees"). The Debt Securities may be convertible, as described in the Indenture, into shares of Common Stock or other securities or property. The Preferred Stock may be issued in one or more series, may have varying dividend and liquidation preferences, voting rights, and redemption provisions, and may be convert-ible, as described in its certificate of designation, into



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                              -2-



shares of Common Stock. The Securities Warrants will be issued pursuant to one or more warrant agreements (each such agreement a "Warrant Agreement") entered into from time to time by the Company and one or more warrant agents (each such agent a "War-rant Agent").

          This Underwriting Agreement shall not be construed as an obligation on the part of the Company to sell any of the Offered Securities or as an obligation of any of the Underwrit-ers to purchase the Offered Securities. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the type, designation and series of Securi-ties to be issued and sold by the Company pursuant thereto (the "Offered Securities") to the underwriters named therein (the "Underwriters"). The terms agreement relating to the Offered Securities (the "Terms Agreement"), together with the provi-sions hereof incorporated therein by reference (which provi-sions shall not become effective until so incorporated by ref-erence), is herein referred to as this "Agreement." If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

          1. Terms Agreement. The obligation of the Under-writers to purchase, and the Company to sell, the Offered Secu-rities is evidenced by the Terms Agreement delivered at the time the Company determines to sell the Offered Securities.
The Terms Agreement specifies the firm or firms which will be Underwriters, the amount of the Offered Securities to be pur-chased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offer-ing price, if any, of the Offered Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Offered Securities pursuant to Delayed Delivery Contracts (as defined), certain terms thereof and the Under-writers' compensation therefor and any terms of the Offered Securities not otherwise specified in the applicable Indenture, certificate of amendment or Warrant Agreement (including, but not limited to, designations, denominations, conversion or exchange provisions, covenants, interest rates and payment dates, dividend rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement also specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the




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                              -3-



Registration Statement or the Prospectus Supplement (each as hereinafter defined).

          2.   Representations and Warranties of the Company.
The Company represents and warrants to and agrees with each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such form, including a prospectus, with respect to the Securities, which (i) has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Com-mission thereunder and (ii) has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the regis-tration statement was so prepared and filed and any such amendment has become effective. A prospectus supplement, including a prospectus, relating to the Offered Securities (the "Prospectus Supplement") has been so prepared. The Prospectus Supplement and, if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospec-tus, any such amendment or supplement, the Prospectus Sup-plement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement have been delivered to the Representatives. Such registration statement and pro-spectus, as amended or supplemented to the date of the Terms Agreement and as supplemented by the Prospectus Sup-plement are herein referred to as the "Registration State-ment" and the "Prospectus," respectively. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agree-ment and any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement and on or prior to the Closing Date (as defined).

          (b) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and at the Closing Date, and any amendment or supplement thereto, complied or will comply, in all material respects, with the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Com-pany makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.

          (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), complied, and any documents so filed and incorporated by reference after the date of the Terms Agreement and on or prior to the Closing Date will, when they are filed with the Commission, comply, in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations.

          (d) The Company and each of its "significant subsid-iaries" within the meaning of Regulation S-X under the Act ("Significant Subsidiaries") have been duly incorporated, are validly existing as corporations in good standing under the laws of their respective jurisdictions of incor-poration and have the corporate power and authority to carry on their respective businesses as currently con-ducted and to own, lease and operate properties, and the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The execution, delivery and performance of this Agreement, the Indentures, any Warrant Agreement and the Offered Securities, and compliance by the Company with all the provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby (i) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states), (ii) will not conflict with or constitute a breach of the terms or provisions of the charter or by-laws of the Company, (iii) will not conflict in any material respect with or constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's sub-sidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries or their respective property is bound, or (iv) will not violate or conflict in any material respect with any laws, adminis-trative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respec-tive properties.

          (f) This Agreement has been duly authorized, exe-cuted and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the avail-ability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnity and contribution hereunder may be limited by applicable law.

          (g) If Debt Securities are being offered, the appli-cable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the avail-ability of equitable remedies may be limited by equitable principles of general applicability.

          (h) If Warrants are being offered, the Warrant Agreement has been duly authorized by the Company and, upon execution and delivery by the Company (assuming the due authorization, execution and delivery by the Warrant Agent), will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms except (i) as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the avail-ability of equitable remedies may be limited by equitable principles of general applicability.

          (i) If Debt Securities are being offered, such Debt Securities, when executed by the Company and authenticated by the appropriate Trustee in accordance with the terms of the applicable Indenture, and delivered to and paid for by the Representatives in accordance with the terms of this Agreement (and, in the case of any Contract Securities (as hereinafter defined), as contemplated by the Delayed Delivery Contracts with respect thereto), will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bank-ruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equi-table principles of general applicability.

          (j) If the Offered Securities are convertible into or exercisable for shares of Common Stock the shares of Common Stock initially issuable upon conversion or exer-cise of such Offered Securities have been duly authorized and reserved for issuance upon conversion or exercise and, when issued upon conversion or exercise in accordance with the terms of the Offered Securities, will have been val-idly issued and will be fully paid and non-assessable, and the issuance of such shares is not subject to any preemp-tive or similar rights.

          (k) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (l) If the Offered Securities are Warrants, such Warrants have been duly authorized for issuance and, when executed and delivered by the Company (assuming the due execution and countersignature by the Warrant Agent under the Warrant Agreement) will constitute valid and binding obligations of the Company, enforceable against the Com-pany in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the avail-ability of equitable remedies may be limited by equitable principles of general applicability. If Warrants to pur-chase Debt Securities are being issued, such Debt Securi-ties initially issuable upon exercise thereof have been duly authorized for issuance, and when executed and authenticated in accordance with the Warrant Agreement and the applicable Indenture, upon exercise of the Warrants in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be valid and binding obligations of the Company, enforceable against the Com-pany in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the avail-ability of equitable remedies may be limited by equitable principles of general applicability. If Warrants to pur-chase Equity Securities are being issued, such Equity Securities initially issuable upon exercise thereof have been duly and validly authorized and reserved for issuance upon such exercise and such securities, when issued upon such exercise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly authorized, validly issued, fully paid and nonassessable.

          (m) The Offered Securities will conform in all mate-rial respects as to legal matters to the descriptions thereof in the Prospectus.

          3. Purchase, Sale and Delivery of Securities. The Offered Securities to be purchased by the Underwriters will be delivered by the Company to the Representatives for the accounts of the Underwriters at the office specified in the Terms Agreement against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds (or as otherwise specified in the Terms Agreement) payable to the order of the Company on the date and at the times specified in the Terms Agreement as the Represen-tatives and the Company determine, such time being herein referred to as the "Closing Date." The Offered Securities will be prepared in definitive registered form unless otherwise specified in the Terms Agreement and in such authorized amounts or denominations and registered in such names as the Represen-tatives may require upon at least two business days' prior notice to the Company, and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (as specified for that purpose in the Terms Agreement) at least one business day prior to the Closing Date.

          It is understood that the Representatives, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for the Offered Securities to be purchased by such Underwriter. Any such payment by the Rep-resentatives shall not relieve any such Underwriter of any of its obligations hereunder.

          The Company will pay the Representatives on the Clos-ing Date for the accounts of the Underwriters any fee, commis-sion or other compensation specified in the Terms Agreement. Such payment will be made by certified or official bank check in New York Clearing House funds (or by such other method as is specified in the Terms Agreement).

          If so authorized in the Terms Agreement, the Under-writers may solicit offers from investors of the types set forth in the Prospectus to purchase Offered Securities from the Company pursuant to delayed delivery contracts ("Delayed Deliv-ery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Offered Securities to be purchased pursu-ant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securi-ties arranged through the Representatives has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the mini-mum amount of Contract Securities set forth in the Terms Agree-ment, and the aggregate amount of Contract Securities may not exceed the amount set forth in the Terms Agreement. You will advise the Company of the proposed sales of the Contract Secu-rities not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as the Company may otherwise agree). The Company will advise the Representatives not later than 10:00 A.M., New York City time, the second full business day preceding the

Closing Date (or at such later time as the Representatives may otherwise agree) of the sales of the Contract Securities which have been so approved. The Representatives and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

          The amount of Offered Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Offered Securities set forth opposite the name of such Under-writer bears to the total amount of Offered Securities set forth in the Terms Agreement, except to the extent that the Representatives determine that such reduction shall be other-wise than in such proportion and so advise the Company; pro-vided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities set forth in the Terms Agreement less the aggregate amount of Contract Securities.

          4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to counsel for the Underwriters, without charge, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

          (a) At any time when a prospectus relating to the Securities is required to be delivered under the Act, before amending or supplementing the Registration State-ment or the Prospectus with respect to the Securities, the Company will furnish to the Representatives a copy of such proposed amendment or supplement (other than any document filed under the Exchange Act and incorporated by reference in the Prospectus) prior to the filing thereof and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will also advise the Representatives promptly of the fil-ing of any such amendment or supplement and of the insti-tution by the Commission of any stop order proceedings in respect of the Registration Statement and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs or a condition exists as a result of which the Prospectus as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when the Prospectus was deliv-ered, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compli-ance.

          (c) As soon as practicable after the date of each Terms Agreement, the Company will make generally available to its security holders an earnings statement that satis-fies the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish (i) to the Representa-tives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reason-ably requested.

          (e) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such juris-dictions as the Representatives may reasonably request and will continue such qualifications in effect so long as required for the distribution; provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to file a general consent to service of process in any jurisdiction.

          (f) The Company will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, fil-ing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supple-ments to any of them prior to or during the period speci-fied in paragraph (b), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (b), (iii) the printing and delivery of this Agreement, any Preliminary and Supplemental Blue Sky Memoranda and all other agree-ments, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Offered Securities, (iv) the registration or qualifi-cation of the Offered Securities for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of coun-sel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities, (vi) if provided in any applicable Terms Agreement, the listing of the Offered Securities and the Common Stock issuable upon conversion of the Subordi-nated Debt Securities or Preferred Stock, as the case may be, on the New York Stock Exchange and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Offered Securities by the Underwriters or by deal-ers to whom the Offered Securities may be sold.

          5.   Conditions of the Underwriters' Obligations.
The several obligations of the Underwriters to purchase and pay for the Offered Securities as provided herein are subject to the satisfaction of each of the following conditions:

          (a) All representations and warranties of the Com-pany contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred (i) any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indi-cate the direction of the possible change, in the rating accorded any of the Company's securities by any "nation-ally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; (ii) any change, or any development involving a pro-spective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwrit-ers, including any Representatives, materially impairs the investment quality of the Offered Securities; (iii) any suspension or limitation of trading in securities gener-ally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any sus-pension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any bank-ing moratorium declared by Federal or New York author-ities; or (v) any outbreak or escalation of major hostili-ties in which the United States is involved, any declara-tion of war by Congress or any other substantial national or international calamity or emergency if, in the reason-able judgment of a majority in interest of the Underwrit-ers, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with com-pletion of the sale of and payment for the Securities.

          (c) You shall have received on the Closing Date an opinion (satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Company, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being con-ducted and to own its properties;

              (ii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforce-ability hereof may be limited by bankruptcy, insol-vency or similar laws affecting creditors' rights generally, (b) the availability of equitable remedies may be limited by equitable principles of general applicability and (c) rights to indemnity and contri-bution hereunder may be limited by applicable law;

             (iii) if Debt Securities are being issued, the applicable Indenture has been duly qualified under the Trust Indenture Act, and has been duly autho-rized, executed and delivered by the Company and (assuming the due authorization, execution and deliv-ery by the Trustee) is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

              (iv) if Warrants are being offered, the Warrant Agreement has been duly authorized, executed and delivered by the Company and (assuming the due autho-rization, execution and delivery by the Warrant Agent) is a valid and binding agreement of the Com-pany enforceable against the Company in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

               (v) if Debt Securities are being offered, such Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the applicable Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the applicable Indenture and will be valid and binding obligations of the Company enforce-able in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

              (vi) if the Offered Securities are convertible into Common Stock, the shares of Common Stock issu-able upon conversion of such Offered Securities have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corpo-rate action and such shares, when issued upon such conversion, will be duly authorized and validly issued, fully paid and non-assessable, and the issu-ance of such shares upon such conversion will not be subject to preemptive or other similar rights;

             (vii) if Equity Securities are being offered, such Equity Securities have been duly authorized and are validly issued, fully paid and non-assessable, and the issuance of such securities is not subject to preemptive or similar rights;

            (viii) if Warrants are being issued, such Warrants have been duly authorized and executed by the Company and (assuming due authorization, execution and deliv-ery by the Warrant Agent under the Warrant Agreement) are the legal, valid and binding obligations of the Company, enforceable in accordance with their terms except as (a) the enforceability thereof may be lim-ited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability. If Warrants to purchase Debt Securities are being issued, such Debt Securities initially issuable upon exercise thereof have been duly authorized, and when executed and authenticated in accordance with the Warrant Agreement and the applicable Indenture, upon exercise of the Warrants in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability. If Warrants to purchase Equity Securities are being issued, such Equity Securities initially issuable upon exercise thereof have been duly and validly authorized and reserved for issuance upon such exer-cise and such securities, when issued upon such exer-cise in accordance with the terms of the Warrant Agreement and at the price therein provided for, will be duly authorized, validly issued, fully paid and nonassessable;

              (ix) the Company's authorized capitalization is as set forth in the Prospectus;

               (x)  the Registration Statement has become
          effective under the Act, and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

              (xi) the statements under the captions "Descrip-tion of Debt Securities," "Description of Capital Stock" and "Description of Securities Warrants" in the Prospectus, as amended or supplemented, insofar as such statements constitute a summary of legal mat-ters or documents, fairly present the information called for with respect to such legal matters and documents;

             (xii) the statements in the Prospectus under the caption "Certain Federal Income Tax Considerations" fairly and accurately summarize the material United States federal income tax consequences of the owner-ship and disposition of the Offered Securities;

            (xiii) the execution, delivery, and performance of this Agreement, the Indentures, any Warrant Agreement and the issuance and sale of the Offered Securities and compliance by the Company with all the provisions hereof and thereof and the consummation of the trans-actions contemplated hereby and thereby (a) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states), (b) will not conflict with or constitute a breach of any of the terms or provisions of the charter or by-laws of the Company, (c) to such counsel's knowledge, will not conflict in any mate-rial respect with or constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective proper-ties is bound, and which is material to the Company and its subsidiaries, taken as a whole, or (d) to such counsel's knowledge, will not violate or con-flict in any material respect with any laws, adminis-trative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties (other than Blue Sky or state securities laws as to which such counsel need express no opinion);

             (xiv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

              (xv) (a) such counsel is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Registration State-ment and the Prospectus (except for financial state-ments, related schedules and statistical information of a financial nature contained or incorporated therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (b) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements, related schedules and statistical information of a financial nature as to which no opinion need be expressed) comply as to form in all material respects with the Act, the Trust Indenture Act and the applicable rules and regula-tions of the Commission thereunder.

               Such counsel shall additionally state that such counsel has participated in conferences, in person or by telephone, with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representa-tives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, complete-ness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which would lead such counsel to believe that at the time the Registration Statement became effective either the Registration Statement or any amendment thereto con-tained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or that the Prospectus, as amended or supplemented at the date of the opinion, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the cir-cumstances under which they were made, not misleading (except that no statement need be made as to the financial statements or financial or statistical data contained or incorporated therein).

          (d) You shall have received on the Closing Date an opinion (satisfactory to the Representatives and counsel for the Underwriters), dated the Closing Date, of Edgar J. Smith, Jr., Vice President, General Counsel and Secretary of the Company, to the effect that:

               (i)  the Company is duly qualified and is in
          good standing as a foreign corporation and is autho-rized to do business in each jurisdiction in which the nature of its business or its ownership or leas-ing of property requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (ii) the execution, delivery and performance of this Agreement, the Indentures, any Warrant Agreement and the Offered Securities and compliance by the Com-pany with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (a) to such counsel's knowledge, will not require any consent, approval, authorization or other order of any court, regulatory body, admin-istrative agency or other governmental body (except as such may by required under the securities or Blue Sky laws of the various states), (b) will not con-flict with or constitute a breach of any of the terms or provisions of the charter or by-laws of the Com-pany, (c) to such counsel's knowledge, will not con-stitute a material breach of any of the terms or pro-visions of, or a material default under, the charter or by-laws of any of the Company's subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound and which is material to the Company and its subsidiaries, taken as a whole, or (d) to such counsel's knowledge, will not violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any or its subsidiaries or their respective properties;

             (iii) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Reg-istration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

              (iv) to the knowledge of such counsel, (a) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration State-ment and the Prospectus (except for financial state-ments, related schedules and statistical information of a financial nature contained or incorporated therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (b) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements, related schedules and statistical information of a financial nature as to which no opinion need be expressed) comply as to form in all material respects with the Act, the Trust Indenture Act and the applicable rules and regula-tions of the Commission thereunder.

               Such counsel shall additionally state that such counsel has participated in conferences, in person or by telephone, with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representa-tives of the Underwriters and their counsel, at which the contents of the Registration Statement and the

          Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, complete-ness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which would lead such counsel to believe that at the time the Registration Statement became effective either the Registration Statement or any amendment thereto con-tained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or that the Prospectus, as amended or supplemented at the date of the opinion, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the cir-cumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or financial or statistical data contained or incorporated therein).

          (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of counsel for the Underwriters, as to the matters referred to in clauses (ii)-(xi), but also with respect to the statements under the caption "Underwriting" or similar heading relating to the plan of distribution of the Offered Securities and subclause (b) of clause (xv) of the foregoing paragraph (c) and with respect to the matters referred to in the last subparagraph of paragraph (c). In giving such opinion with respect to the matters covered by subclause (b) of clause (xv) and such last subparagraph such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as specified.

          (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to the Representatives, from Ernst & Young, independent pub-lic accountants, with respect to the financial statements and certain financial information contained in or incorpo-rated by reference into the Registration Statement and the Prospectus.

          (g) The Company shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          The opinions of Cahill Gordon & Reindel and Edgar J.
Smith, Jr. described in paragraphs (c) and (d) above shall be rendered to the Representatives at the request of the Company and shall so state therein.

          6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omis-sion or alleged omission to state therein a material fact required to be stated therein or necessary to make the state-ments therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any Underwriter through the Repre-sentatives expressly for use therein.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such coun-sel shall be at the expense of such Underwriter or such con-trolling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company,
(ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same gen-eral allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addi-tion to any appropriate local counsel) for all such Underwrit-ers and controlling persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Com-pany shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling per-son from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a named party or threatened to be named and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its direc-tors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter to the Representa-tives expressly for use in the Registration Statement, the Pro-spectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary pro-spectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officer and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 6(b) hereof.

          (d)  If the indemnification provided for in this
Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnify-ing such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not per-mitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable consider-ations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Offered Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Under-writers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, dam-ages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses rea-sonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwith-standing the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities under-written by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the mean-ing of Section 11(f) of the Act) shall be entitled to contribu-tion from any person who was not guilty of such fraudulent mis-representation. The Underwriters' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Securities purchased by each of the Under-writers hereunder and not joint. Each party entitled to con-tribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise.

          7.   Substitution of Underwriters.

          (a) The Company shall not be obligated to deliver any Offered Securities except upon payment for all the Offered Securities to be purchased hereunder or as herein-after provided.

          (b) If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase here-under on such date and the aggregate number of Offered Securities which such defaulting Underwriter or Underwrit-ers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Offered Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Offered Securities set forth opposite its name in Schedule I bears to the total number of Offered Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwrit-ers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered Securities which any Underwriter has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 7 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If on the Clos-ing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate number of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Securities to be purchased on such date by all Underwriters in the event of a default by a Under-writer and arrangements satisfactory to the Representa-tives and the Company for purchase of such Offered Securi-ties are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liabili-ties in respect of any default of any such Underwriter under this Agreement.

          8. Survival of Certain Representations and Obliga-tions. The respective indemnities, contribution agreements, representations, warranties and other statements of the Com-pany, its officers and directors and of the several Underwrit-ers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Offered Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Offered Securities and payment for them hereunder and
(iii) termination of this Agreement.

          If the Terms Agreement is terminated pursuant to
Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consum-mated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pur-suant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of the Terms Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(b), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursement of counsel) reasonably incurred by them in connection with the offering of the Securities.

          9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or sent by fasimile and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or sent by facsimile and confirmed to it at General Signal Corporation, High Ridge Park, Box 10010, Stam-ford, Connecticut 06904, Attention: Vice President and Trea-surer with a copy to the attention of General Counsel (tele-phone (203) 329-4100).

          10. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwrit-ers as are identified in the Terms Agreement and their respec-tive successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

          11.  Applicable Law.  This Agreement and the Terms
Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                        TERMS AGREEMENT


                                               __________, 199_

GENERAL SIGNAL CORPORATION
1 High Ridge Park
Box 10010
Stamford, Connecticut  06904

Attention:  [             ]

Dear Sirs:

          We (the "Representative(s)") understand that General Signal Corporation, a New York corporation (the "Company"), proposes to issue and sell $______________ [aggregate principal amount] of its [senior debt securities/subordinated debt securities/preferred stock/common stock/warrants] (the "Offered Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters named in Schedule I hereto attached hereto offer to purchase, severally and not jointly, the Offered Securities. The Closing Date shall be ________, 199_, at ______ A.M. at the offices of
______________________.

          All the provisions contained in the Underwriting Agreement Basic Provisions dated ____________, 199_ (the "Basic Provisions"), a copy of which the Representatives have previ-ously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agree-ment to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

          The Offered Securities shall have the following terms:

[Include one or more of the following, as appropriate]

[DEBT SECURITIES]

          Title:

          Maturity:

          Interest Rate:

          Interest payment dates:

          Redemption provisions:

          Conversion Provisions:

          Purchase Price:  ___% of the principal amount thereof

          Public Offering Price:  ___% of the principal amount
                                  thereof, plus accrued
                                  interest from _______________

          Additional Terms:








[Preferred Stock]

          Title:

          Liquidation Preference:  $___ per share

          Dividend Rate:  $___ per share

          Dividend payment dates:

          Redemption provisions:

          Purchase Price:  $___ per share

          Public Offering Price:  $___ per share

          Additional Terms:








[Common Stock]

          Purchase Price:  $___ per share

          Public Offering Price:  $___ per share

[Warrants]

          Purchase Price:  $___ per share

          Public Offering Price:  $___ per share

          Exercise Price: $_____________ subject to adjustment as provided in the Prospectus Supplement

          Exercisable for:

          Additional Terms:





          Please accept this offer no later than ______ o'clock _.M. on __________, 199_, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the fol-lowing form:

          "We hereby accept the Representatives' offer, set forth in the Terms Agreement, dated __________, 199_, to pur-chase the Offered Securities on the terms set forth therein."


                                   Very truly yours,


                                   [UNDERWRITER]

                                   By_______________________
                                     Name:
                                     Title:
                                     Address:
                                     Attention:

Accepted:

GENERAL SIGNAL CORPORATION



By_____________________________
  Name:
  Title:

                          SCHEDULE I


                                    Amount of Offered
Underwriter[s]                      Securities to be Purchased_















                                         ____________
                         Total:



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                                                      EXHIBIT I


                 [GENERAL SIGNAL CORPORATION]


            [Insert specific title of securities*]

                   DELAYED DELIVERY CONTRACT

           [Insert date of initial public offering]*


GENERAL SIGNAL CORPORATION
1 High Ridge Park
Box 10010
Stamford, Connecticut  06904

Gentlemen:

          The undersigned hereby agrees to purchase from [Gen-eral Signal Corporation (the "Company")] and the Company agrees to sell to the undersigned. [If one delayed closing, insert --
as of the date hereof, for delivery on                 , 19
("Delivery Date")]

[___________ shares of the Company's [title of Securities] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of $_____ per share, and on the further terms and conditions set forth in this contract.]

[$___________ principal amount of the Company's [title of Secu-rities] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowl-
edged, at a purchase price of    % of the principal amount
thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.]

          [_________ warrants to purchase [title of Securities] of the Company (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of $_____ per warrant, and on the further terms and conditions set forth in this contract.]

___________________
* To be completed when the Terms Agreement is executed by the parties thereto.



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                              -2-



          [If two or more delayed closings, insert the following:

          The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

               Delivery Date            Amount

           _____________________     _______________________

           _____________________     _______________________

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

          Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or offi-cial bank check in New York Clearing House funds (or as other-wise specified in the Terms Agreement) at the office of
             at  .M.,              time, on such Delivery Date
upon delivery to the undersigned of the Securities to be pur-chased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or fac-simile communication addressed to the Company not less than five full business days prior to such Delivery Date. If no des-ignation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate amount of Securities to be purchased by the undersigned on such Delivery Date.

          The obligation of the undersigned to take delivery of, and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) invest-ment in the Securities shall not at such Delivery Date be pro-hibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof and
(2) the Company shall have delivered to the Underwriters the amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus men-tioned above and received payment therefor. The obligation of the undersigned to take delivery of and make payment for Secu-rities hereunder, and the obligation of the Company to sell and deliver Securities hereunder, shall not be affected by the



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                              -3-



failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this con-tract. As a material inducement to the acceptance of this offer by the Company, the undersigned represents and warrants to the Representatives that its investment in the Securities which the undersigned hereby offers to purchase is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment, and the undersigned will, if the Securities are being purchased by the undersigned under a "basket" clause or similar authorization, use its best efforts to reserve an amount thereunder sufficient to permit such purchase on the Delivery Date.

          Promptly after completion of the sale to the Under-writers, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities which the under-signed hereby offers to purchase has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective succes-sors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole dis-cretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.




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                              -4-



          THIS CONTRACT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                Very truly yours,


                                ______________________________
                                    (Name of Purchaser)


                                By____________________________

                                ______________________________
                                    (Title of Signatory)

                                ______________________________

                                ______________________________
                                    (Address of Purchaser)


Accepted, as of the above date.

GENERAL SIGNAL CORPORATION


By_______________________________
      (Title of Signatory)